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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 29, 2004

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453 (Address of principal executive offices)

Registrant's telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

  (c)
  Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press Release dated April 29, 2004, entitled "Inverness Medical Innovations Announces First Quarter 2004 Results"

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On April 29, 2004, Inverness Medical Innovations, Inc. issued a press release entitled "Inverness Medical Innovations Announces First Quarter 2004 Results," a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ CHRISTOPHER J. LINDOP Christopher J. Lindop Chief Financial Officer

Dated: April 29, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 29, 2004, entitled "Inverness Medical Innovations Announces First Quarter 2004 Results"

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  ITEM 7. EXHIBITS
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX